Exhibit 99.1

News Release

STREAMLINE HEALTH® REPORTS FIRST QUARTER 2017 REVENUES OF $5.9 MILLION; $(2.0) MILLION NET LOSS; ADJUSTED EBITDA OF $(0.4) MILLION

Atlanta, GA — June 12, 2017 — Streamline Health Solutions, Inc. (NASDAQ: STRM), provider of the Looking Glass® platform of integrated solutions, technology-enabled services and analytics supporting revenue cycle optimization for healthcare enterprises, today announced financial results for the first quarter of 2017, which ended April 30, 2017.

Revenues for the three-month period ended April 30, 2017 decreased approximately 11% to $5.9 million over the April 30, 2016 quarter revenue of $6.7 million.  Recurring revenue comprised 83% of total revenue in the quarter.  Net loss for the first quarter was $(2.0) million as compared to a $(1.5) million net loss in the same period a year ago. Adjusted EBITDA for the first quarter 2017 was a negative $(0.4) million, down from $0.6M in first quarter of 2016.

“Our first quarter financial performance was as previously communicated, with a decline in revenue from Q4 of 2016 based primarily upon the anticipated revenue attrition of approximately $0.5 million combined with the negative net effect of selling our Scheduling solution suite while adding code auditing services,” stated David Sides, President and Chief Executive Officer, Streamline Health.  “However, as we look at the remainder of the year, we are encouraged by the sales activity we are experiencing primarily with our new cloud-based pre-bill audit solution we call eValuator™.  We acquired the initial concept for this new solution in September, invested development resources into it in the second half of last year and formally launched it at the HIMSS conference in February.  In just four months, the top of our sales pipeline has expanded substantially with more than 50 current clients and new prospects interested in eValuator. We anticipate closing our first of several new contracts in this quarter, and ramping up our bookings and recurring revenue performance in subsequent quarters this year and next.

“Our balance sheet was also as expected, with heavier uses of cash in the first quarter as usual.  Bookings were below our expectations as some software contracts were pushed out, and the contract size for new auditing services clients was smaller by nature, but the acquisition of new clients we believe will lead to greater growth opportunities with each one.”

Highlights for the first quarter ended April 30, 2017 included:

•                  Revenue for the first quarter 2017 was $5.9 million;

•                  Net loss for the first quarter 2017 was $(2.0) million;

•                  Adjusted EBITDA for the first quarter 2017 was $(0.4) million;

•                  New sales bookings for the quarter were $0.5 million; and

•                  Backlog at the end of the quarter was $47.9 million.

Conference Call Information

Date:                  June 13, 2017, 9:00 AM ET

Webcast Registration:                   Click Here

Conference Dial-In:                                877-397-0286

International Dial-In:                      719-325-4821

Conference Passcode:                     2544566

Conference Call Name:            Streamline Health Solutions First Quarter 2017 Results Call

Following the call, a replay will be available on the Company’s website, www.streamlinehealth.net, in the Investor Relations section.

*Non-GAAP Financial Measures

Streamline Health reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). Streamline Health’s management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure. Streamline Health’s management believes that this measure provides useful supplemental information regarding the performance of Streamline Health’s business operations.

Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, and professional and advisory fees. A table illustrating this measure is included in this press release.

About Streamline Health

Streamline Health Solutions, Inc. (NASDAQ: STRM) is a healthcare industry leader in capturing, aggregating, and translating enterprise data into knowledge — actionable insights that support revenue cycle optimization for healthcare enterprises.   Our Looking Glass® platform delivers integrated solutions and analytics that enable providers to drive reimbursement in a value-based world. We share a common calling and commitment to advance the quality of life and the quality of healthcare — for society, our clients, the communities they serve, and the individual patient. For more information, please visit our website at www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements included herein. Forward-looking statements contained in this press release include, without limitation, statements regarding the Company’s estimates of future revenue, backlog, results of investments in sales and marketing, success of future products and related expectations and assumptions.  These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development and enhancement of current solutions, key strategic alliances with vendors and channel partners that resell the Company’s solutions, the ability of the Company to control costs, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Company Contact:

Randy Salisbury

SVP, Chief Marketing Officer

(404) 229-4242

randy.salisbury@streamlinehealth.net

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended April 30,
	2017	2016
Revenues:
Systems sales	$378,723	$511,267
Professional services	420,035	690,615
Audit Services	345,019	—
Maintenance and support	3,354,772	3,755,553
Software as a service	1,425,132	1,709,786
Total revenues	5,923,681	6,667,221

Operating expenses:
Cost of systems sales	566,051	745,484
Cost of professional services	715,215	638,764
Cost of audit services	440,639	—
Cost of maintenance and support	806,522	857,818
Cost of software as a service	339,376	484,243
Selling, general and administrative	3,373,528	3,598,841
Research and development	1,556,938	1,722,187
Total operating expenses	7,798,269	8,047,337
Operating loss	(1,874,588)	(1,380,116)
Other income (expense):
Interest expense	(127,268)	(162,012)
Miscellaneous income	(38,044)	66,222
Loss before income taxes	(2,039,900)	(1,475,906)
Income tax expense	(2,608)	(1,701)
Net loss	$(2,042,508)	$(1,477,607)
Less: deemed dividends on Series A Preferred Shares	—	(384,719)
Net loss attributable to common shareholders	$(2,042,508)	$(1,862,326)
Basic net loss per common share	$(0.10)	$(0.10)
Number of shares used in basic per common share computation	19,695,390	18,995,289
Diluted net loss per common share	$(0.10)	$(0.10)
Number of shares used in diluted per common share computation	19,695,390	18,995,289

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Assets

	April 30,	January 31,
	2017	2017
Current assets:
Cash and cash equivalents	$3,577,245	$5,654,093
Accounts receivable, net of allowance for doubtful accounts of $385,583 and $198,449, respectively	3,720,665	4,489,789
Contract receivables	429,766	466,423
Prepaid hardware and third party software for future delivery	5,858	5,858
Prepaid client maintenance contracts	768,443	595,633
Other prepaid assets	541,280	732,496
Other current assets	110,899	439
Total current assets	9,154,156	11,944,731

Non-current assets:
Property and equipment:
Computer equipment	3,087,261	3,110,274
Computer software	831,242	827,642
Office furniture, fixtures and equipment	683,443	683,443
Leasehold improvements	729,348	729,348
	5,331,294	5,350,707
Accumulated depreciation and amortization	(3,621,128)	(3,447,198)
Property and equipment, net	1,710,166	1,903,509

Capitalized software development costs, net of accumulated amortization of $17,116,225 and $16,544,797 respectively	4,399,315	4,584,245
Intangible assets, net of accumulated amortization of $6,140,395 and $5,807,338, respectively	6,663,542	6,996,599
Goodwill	15,537,281	15,537,281
Other	594,887	672,133
Total non-current assets	28,905,191	29,693,767
	$38,059,347	$41,638,498

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Liabilities and Stockholders’ Equity

	April 30,	January 31,
	2017	2017
Current liabilities:
Accounts payable	$876,122	$1,116,525
Accrued compensation	394,466	496,706
Accrued other expenses	989,689	484,391
Current portion of term loan	655,804	655,804
Deferred revenues	8,306,413	9,916,454
Current portion of capital lease obligations	57,526	91,337
Total current liabilities	11,280,020	12,761,217

Non-current liabilities:
Term loan, net of deferred financing cost of $181,477 and $199,211, respectively	4,737,069	4,883,286
Warrants liability	14,981	46,191
Royalty liability	2,391,563	2,350,754
Lease incentive liability	326,806	339,676
Deferred revenues, less current portion	424,310	568,515
Total non-current liabilities	7,894,729	8,188,422
Total liabilities	19,174,749	20,949,639

Series A 0% Convertible Redeemable Preferred stock, $.01 par value per share, $8,849,985 redemption value, 4,000,000 shares authorized, 2,949,995 issued and outstanding, net of unamortized preferred stock discount of $0	8,849,985	8,849,985

Stockholders’ equity:
Common stock, $.01 par value per share, 45,000,000 shares authorized, 19,674,122 and 19,695,391 shares issued and outstanding, respectively	196,741	196,954
Additional paid in capital	80,906,231	80,667,771
Accumulated deficit	(71,068,359)	(69,025,851)
Total stockholders’ equity	10,034,613	11,838,874
	$38,059,347	$41,638,498

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended April 30,
	2017	2016
Operating activities:
Net loss	$(2,042,508)	$(1,477,607)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	202,782	320,672
Amortization of capitalized software development costs	571,428	715,765
Amortization of intangible assets	333,057	325,446
Amortization of other deferred costs	100,815	61,184
Valuation adjustment for warrants liability	(31,210)	(39,403)
Share-based compensation expense	267,174	477,212
Other valuation adjustments	48,467	47,417
(Gain) loss on disposal of property and equipment	(720)	567
Provision for accounts receivable	187,134	71,907
Changes in assets and liabilities, net of effects of acquisitions:
Accounts and contract receivables	618,647	108,002
Other assets	(97,889)	(39,082)
Accounts payable	(240,403)	(567,503)
Accrued expenses	382,530	(279,881)
Deferred revenues	(1,754,246)	(2,183,705)
Net cash used in operating activities	(1,454,942)	(2,459,009)

Investing activities:
Purchases of property and equipment	(8,719)	(11,654)
Capitalization of software development costs	(386,498)	(497,988)
Net cash used in investing activities	(395,217)	(509,642)

Financing activities:
Principal repayments on term loan	(163,951)	(168,451)
Principal payments on capital lease obligation	(33,811)	(217,110)
Payments related to settlement of employee share-based awards	(28,927)	(11,702)
Net cash used in financing activities	(226,689)	(397,263)
Net decrease in cash and cash equivalents	(2,076,848)	(3,365,914)
Cash and cash equivalents at beginning of period	5,654,093	9,882,136
Cash and cash equivalents at end of period	$3,577,245	$6,516,222

STREAMLINE HEALTH SOLUTIONS, INC.

Backlog

(Unaudited)

Table A

	April 30, 2017	January 31, 2017	April 30, 2016
Company Proprietary Software	$11,234,000	$11,504,000	$21,410,000
Third Party Hardware and Software	100,000	150,000	200,000
Professional Services	3,642,000	4,068,000	5,480,000
Audit Services	1,634,000	1,847,000	—
Maintenance and Support	18,084,000	19,193,000	20,793,000
Software as a Service	13,194,000	13,861,000	14,820,000
Total	$47,888,000	$50,623,000	$62,703,000

STREAMLINE HEALTH SOLUTIONS, INC.

New Bookings

(Unaudited)

Table B

	Three Months Ended
	April 30, 2017
	Value	% of Total Bookings
Streamline Health Software licenses	$15,000	3%
Software as a service	22,000	4%
Maintenance and support	3,000	1%
Professional services	479,000	92%
Hardware & third party software	—	0%
Total bookings	$519,000	100%

Reconciliation of Non-GAAP Financial Measures

(Unaudited)

Table C

This press release contains a non-GAAP financial measure under the rules of the U.S. Securities and Exchange Commission for adjusted EBITDA. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget. Non-GAAP financial measures are used by Streamline Health’s management in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, the Company believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the Company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. The Company’s management compensates for these limitations by considering the company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release. Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, professional and advisory fees, and internal direct costs incurred to complete transactions.

Reconciliation of net earnings (loss) to non-GAAP adjusted EBITDA (in thousands)

	Three Months Ended,
Adjusted EBITDA Reconciliation	April 30, 2017	April 30, 2016
Net loss	$(2,043)	$(1,478)
Interest expense	127	162
Income tax expense	3	2
Depreciation	203	321
Amortization of capitalized software development costs	571	716
Amortization of intangible assets	333	325
Amortization of other costs	84	43
EBITDA	(722)	91
Share-based compensation expense	267	477
(Gain) Loss of disposal of fixed assets	(1)	1
Non-cash valuation adjustments to assets and liabilities	17	8
Transaction related professional fees, advisory fees and other internal direct costs	—	19
Adjusted EBITDA	$(439)	$596
Adjusted EBITDA Margin(1)	(7)%	9%
Adjusted EBITDA per diluted share
Loss per share — diluted	$(0.10)	$(0.10)
Adjusted EBITDA per adjusted diluted share (2)	$(0.02)	$0.03
Diluted weighted average shares	19,695,390	18,995,289
Includable incremental shares — adjusted EBITDA (3)	—	3,251,455
Adjusted diluted shares	19,695,390	22,246,744

(1)   Adjusted EBITDA as a percentage of GAAP revenues

(2)        Adjusted EBITDA per adjusted diluted share for the Company’s common stock is computed using the more dilutive of the two-class method or the if-converted method.

(3)        The number of incremental shares that would be dilutive under profit assumption, only applicable under a GAAP net loss. If GAAP profit is earned in the current period, no additional incremental shares are assumed.